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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): December 28, 2000

                            Breakaway Solutions, Inc.
             ------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
             ------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

            000-27269                                  04-3285165
---------------------------------          ------------------------------------
    (Commission File Number)               (I.R.S. Employer Identification No.)

           2 Seaport Lane
        Boston, Massachusetts                              02210
----------------------------------------     ----------------------------------
(Address of Principal Executive Offices)                 (Zip Code)

                                 (617) 275-3000
                        --------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 ---------------

                                 50 Rowes Wharf
                           Boston, Massachusetts 02109
                        --------------------------------
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

         Breakaway Solutions, Inc. (the "Registrant") is filing this Current Report on Form 8-K for the purpose of filing with the Securities and Exchange Commission, as an exhibit hereto, the Registrant's press release, dated December 28, 2000, announcing, among other things, the Registrant's preliminary fourth quarter 2000 financial results.

         A copy of the press release, dated December 28, 2000, announcing, among other things, the Registrant's preliminary fourth quarter 2000 financial results is attached to this Current Report on Form 8-K as Exhibit 99.1.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

            Not Applicable.

        (b) PRO FORMA FINANCIAL INFORMATION

            Not Applicable.

        (c) EXHIBITS

            99.1 Press Release, dated December 28, 2000, announcing, among other things, the Registrant's preliminary fourth quarter 2000 financial results.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            BREAKAWAY SOLUTIONS, INC.


Date:    December 29, 2000          By: /s/ KEVIN COMERFORD
                                        ---------------------------------
                                        KEVIN COMERFORD
                                        VICE PRESIDENT, ADMINISTRATION
                                        CHIEF FINANCIAL OFFICER, TREASURER
                                        AND SECRETARY



                                      -2-

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                                  EXHIBIT INDEX

EXHIBIT NO.                DESCRIPTION

99.1 Press Release, dated December 28, 2000, announcing, among other things, the Registrant's preliminary fourth quarter 2000 financial results.